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                                                           EXHIBIT 10.75




                   SECOND MORTGAGE DEED, SECURITY AGREEMENT
                            AND FINANCING STATEMENT

      KNOW ALL BY THESE PRESENTS, that WATERVILLE VALLEY SKI RESORT, INC., a Delaware corporation, having a mailing address of One Ski Area Road, Waterville Valley, New Hampshire 03215, (hereinafter called "Grantor"), does hereby GIVE, GRANT, BARGAIN, SELL, ASSIGN and CONVEY unto American Skiing Company, a Maine corporation (hereinafter called "Grantee"), its successors and assigns forever, WITH MORTGAGE COVENANTS to secure payment of that certain Subordinated Promissory Note dated as of the date hereof from Booth Creek Ski Acquisition Corp., Waterville Valley Ski Resort, Inc. and Mount Cranmore Ski Resort, Inc., as co-makers, in the principal amount of Two Million Seven Hundred Fifty Thousands Dollars ($2,750,000) with interest and other charges, as applicable, in accordance with the terms and conditions of the said Subordinated Promissory Note, which note, together with any extensions, amendments, modifications, replacements or substitutions thereof or thereto, is referred to herein as the "Note", all as hereafter set forth, a certain lot or parcel of land situated in Grafton County, New Hampshire, and all improvements thereon and all easements, rights and appurtenances thereto, which lot or parcel is bounded and described on Exhibit A attached hereto and by this reference incorporated herein; provided, however, that all grants contained herein and all rights of Grantee hereunder are subordinated to the prior and superior rights of the holders of Senior Debt (as such term is defined in the Note) pursuant to the terms and conditions set forth in the Note.

      Also hereby conveying all of the Grantor's right, title and interest in and to the fee underlying all public or private rights-of-way, easements, streets and alleys over, contiguous, benefiting or appurtenant to the premises conveyed hereby.

      (All of the above are collectively referred to herein as the "Premises".)

      As additional security for payment and performance of the Note and the covenants and agreements described herein, Grantor hereby transfers, assigns and grants a second mortgage and security interest to Grantee in the following property and in all additions, accessions, substitutions and replacements thereto and therefor (which personal property, together with all additions, accessions, substitutions and replacements thereto and therefor are collectively referred to herein as the "Personal Property Collateral"), such second mortgage and security interest to be subject to and subordinate to the prior and superior rights of the holders of Senior Debt pursuant to the terms and conditions set forth in the Note:

            (a) All rents, profits, revenues, royalties, rights and benefits under any and all leases or tenancies now existing or hereafter created of the Premises or any part thereof and all deposits granted to secure the tenants' performance thereunder, and all other income, receivables, general intangibles, products and proceeds derived from the ownership, management and operation of the Premises, with the right to receive and apply the same to the obligations secured hereby, and Grantee may demand, sue for and recover such payments, but shall not be required to do so; provided, however, that so long as Grantor is not in default hereunder, as hereinafter defined, the right to receive and retain such rents, issues, profits and income is reserved to Grantor. Nothing herein shall obligate Grantee to perform the duties of Grantor as landlord or lessor under any such leases or tenancies, which duties Grantor hereby covenants and agrees to well and punctually perform;
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           (b) All judgments, awards of damages and settlements hereafter made as a result or in lieu of any taking of the Premises or any interest therein or part thereof under the power of eminent domain, or for any damage (whether caused by such taking or otherwise) to the Premises, or the improvements thereon or any part thereof, including any award for change of grade of streets, now existing or hereafter arising. Grantee may apply all such sums or any part thereof so received to the obligations secured hereby in such manner as it elects or, at its option, the entire amount, or any part thereof so received, may be released. Grantor hereby irrevocably authorizes and appoints Grantee as Grantor's attorney-in-fact to collect and receive any such judgments, awards and settlements from the authorities or entities making the same, to appear in any proceeding therefor, to give receipts and acquaintances therefor, and to apply the same to payment on account of the obligations secured hereby, whether then matured or not; and Grantor will execute and deliver to Grantee on demand such assignments and other instruments as Grantee may require for said purposes and will reimburse Grantee for its costs (including counsel fees) in the collection of such judgments and settlements; and

           (c) All machinery, equipment, construction materials and supplies, furniture, fixtures and other personal property, including inventory, of Grantor, now owned or hereafter acquired by Grantor, located at or on the Premises, including without limitation all ski lifts, snowmaking equipment, snow grooming equipment, compressors, pumps and pumphouse structures, plumbing, electrical, heating, ventilating, lighting and air conditioning equipment or apparatus, water tanks, mantels, screens, storm doors and windows, screen doors, window shades, awnings, garbage incinerators and receptacles, elevators and elevator machinery, boilers, tanks, motors, sprinkler and fire extinguishing systems, doorbell and alarm systems, and all other personal property of whatever kind or nature now or hereafter affixed to the Premises together with all accessions and additions thereto, substitutions and replacements thereof, electronic programs and software used with, and parts and accessories therefor, all cash or non-cash proceeds thereof (although no disposition thereof by Grantor is thereby authorized) including, without limitation, insurance proceeds.

           (d) All permits, licenses, authorizations and approvals relating to the operation of the Premises as a ski resort (other than any permits, licenses, authorization or approvals for which an assignment or grant of a security interest is prohibited by the contractual terms thereof or under applicable law);

           (e) All contracts, agreements, leases and commitments necessary for, or used or useful in the operation of the Premises as a ski resort (other than any contracts, agreements, leases or commitments for which an assignment or grant of a security interest is prohibited by the contractual terms thereof or under applicable law).

      Receipt of rents, awards and any other monies or evidences thereof, pursuant to the provisions of the foregoing paragraphs (a) through (e) and any disposition of the same by Grantee shall not constitute a waiver of the right of foreclosure by Grantee in the event of default or failure of performance by Grantor of any covenant or agreement contained herein or in the note secured hereby which right of foreclosure is limited pursuant to paragraph 7 hereof.

      TO HAVE AND TO HOLD, subject to the prior and superior rights of the holders of Senior Debt pursuant to the Note, the aforegranted and bargained Premises and Personal Property Collateral, with all the privileges and appurtenances thereof (all of which are collectively referred to hereinafter as the "Mortgaged Property"), to Grantee, its successors and assigns, to their use forever; PROVIDED, NEVERTHELESS, that if Grantor pays to Grantee the sum of TWO MILLION SEVEN HUNDRED FIFTY THOUSAND DOLLARS ($2,750,000.00) together with interest thereon and such other amounts as may become due and payable under the terms of the Note, and performs all of Grantor's obligations, covenants and agreements contained herein, then this Second Mortgage Deed, Security Agreement and Financing Statement shall be void, otherwise it shall remain in full force.

      Grantor, for itself, its successors and assigns, covenants and agrees with Grantee, its successors and assigns, as follows:

      1. Grantor is lawfully seized of an indefeasible estate in fee simple, free from encumbrances other than Permitted Liens (as defined below), and has good right and power to convey the Mortgaged Property to Grantee to hold as aforesaid and that Grantor shall and will Warrant and Defend the same to Grantee forever against the claims and demands of all persons other than holders of Senior Debt. For purposes herein, "Permitted Liens" shall mean (a) liens and encumbrances in favor of the United States of America or any political subdivision thereof to secure partial payments under contracts, (b) all liens and encumbrances incurred or deposits made in connection with workers' compensation, unemployment insurance and other types of social security benefits, or to secure the performance of statutory obligations, surety and appeal bonds, bids, leases, performance and return-of-money bonds and other similar obligations, (c) liens and encumbrances for taxes, assessments or governmental charges not then due, (d) liens and encumbrances arising in connection with court proceedings, (e) liens and encumbrances in the nature of zoning restrictions, easements, rights and restrictions of record on the use of real property, and all exceptions to title as are set forth in the title insurance policy or title commitment delivered to Grantor, (f) liens and encumbrances incidental to the conduct of business or the ownership of properties and assets (including warehousemen's and attorney's liens, mechanics; liens, materialmen's liens, carriers' liens and statutory landlords' liens) and liens to secure the performance of bids, tenders or trade contracts, or to secure statutory obligations, surety or appeal bonds or other liens of a like general nature, and (g) liens and encumbrances securing Senior Debt.

      2. Grantor shall pay all sums secured hereby pursuant to the terms of the Note.

      3. Grantor shall pay, when due, all taxes and assessments of every type or nature levied or assessed against the Mortgaged Property and any claim, lien or encumbrance against the Premises, the buildings, improvements, fixtures and personal property thereon.

      4. Grantor shall have and maintain on the Premises and the buildings, improvements, fixtures and personal property thereon, insurance against fire and other casualty and general liability insurance in amounts and with coverages consistent with customary industry practices, which insurance shall contain the Standard Maine Mortgagee Clause with loss payable to the holders of Senior Debt and the Grantee as their interests may appear. Receipt of any insurance proceeds and any disposition of the same by Grantee shall not constitute a waiver of any rights of Grantee, statutory or otherwise, and specifically shall not constitute a waiver of the right of foreclosure by Grantee in the event of default or failure of performance by Grantor of any covenant or agreement contained herein or any note secured hereby.

      5. Grantor shall maintain the Mortgaged Property in good condition and repair, ordinary wear and tear excepted, shall not commit or suffer any material waste thereof and shall comply in all material respects with all laws, ordinances, regulations, covenants, conditions and restrictions affecting the Mortgaged Property except where the failure to so comply could not reasonably be expected to have a material adverse effect on the business of Grantor.

      6. If Grantor fails to pay any claim, lien or encumbrance or any tax, assessment or insurance premium when due, unless being contested in good faith, or to keep the Mortgaged Property in good condition and repair, ordinary wear and tear excepted, or shall commit or permit any material waste, or if there be commenced any action or proceeding affecting this Mortgage or the indebtedness secured hereby, the lien established hereunder upon the Mortgaged Property, then Grantee, at its option, may pay said claim, lien, encumbrance, tax, assessment or premium, with right of subrogation thereunder, may procure such abstracts or other evidence of title as it deems reasonably necessary, may make such repairs and take such steps as it deems reasonably necessary to prevent or cure such waste, and may appear in any such action or proceeding and retain counsel therein, and take such action therein as Grantee deems reasonably necessary, and for any of said purposes Grantee may advance such sums of money as it deems reasonably necessary.

      7. The Grantee may not unilaterally commence proceedings to enforce any rights or remedies that it may have against the Grantor or any of the Mortgaged Property under this Mortgage until the later to occur of the passage of 179 days after the receipt by Grantor and the holders of Senior Debt of notice from Grantee that a default has occurred under this Mortgage.

      8. This Mortgage shall constitute a security agreement with respect to the Personal Property Collateral whether now owned or hereafter acquired. Grantor hereby grants and conveys to Grantee, its successors and assigns, a security interest in the Personal Property Collateral. The security interest and other rights established hereunder are subject to and subordinate to the prior and superior security interest of the holders of Senior Debt. Grantee shall give Grantor notice, by registered mail, postage prepaid, of the time and place of any public sale of any of the Personal Property Collateral or of the time any private sale or other intended disposition thereof is to be made by sending notice to Grantor at least ten (10) days before the time of the sale or other disposition, which provisions for notice Grantor and Grantee hereby agree are reasonable; provided, however, that nothing herein shall preclude Grantee from proceeding as to both real and personal property in accordance with Grantee's rights and remedies in respect of the real property covered hereby. Grantee shall have all of the remedies of a secured party under the Uniform Commercial Code as now in effect in the State of New Hampshire and such further remedies as may from time to time hereafter be provided in New Hampshire for a secured party subject to the prior and superior right of the holders of Senior Debt. Grantor agrees that all rights of Grantee as to said Personal Property Collateral and as to said real estate, and rights and interests appurtenant thereto, may be exercised together or separately and further agrees that in exercising its power of sale as to said Personal Property Collateral and as to said real estate, and rights and interests appurtenant thereto, Grantee may sell the Personal Property Collateral or any part thereof, either separately from or together with the said real estate, rights and interests appurtenant thereto, or any part thereof, all as Grantee in its discretion elects subject to the prior and superior right of the holders of Senior Debt.

     9. This instrument is intended to serve as a FINANCING STATEMENT under the New Hampshire Uniform Commercial Code with respect to the Personal Property Collateral. The address of Grantor (Debtor) is One Ski Area Road, Waterville Valley, New Hampshire 03215. The address of Grantee (Secured Party) is P.O. Box 450, Bethel, Maine 04217.

      10. Subject to the prior and superior right of the holders of Senior Debt, it is an additional condition of Grantor herein for breach of which foreclosure may be claimed and for breach of which all indebtedness secured hereby may be declared due and payable at once, that legal or beneficial title to the within described Mortgaged Property shall not pass from Grantor by deed, mortgage, pledge, encumbrance, lien, lease of the Mortgaged Property in its entirety or substantially in its entirety to one person or entity for a term in excess of one year, conditional sale, title retention agreement or operation of law, or from any subsequent title holder, either voluntarily or involuntarily. Any change in the legal or equitable title or ownership of the Premises or the Personal Property Collateral or in the beneficial ownership of the Premises or Personal Property Collateral, whether or not of record and whether or not for consideration, or any sale, transfer or other disposition or new issuance of any or all of the stock of Grantor if Grantor is a corporation, or of any or all of the partnership interest of Grantor or admission of new partners, if Grantor is a limited or general partnership, shall be deemed to be a sale of the Premises and the Personal Property Collateral and shall, unless done with the prior written consent of Grantee, constitute a breach of this covenant and shall be a default hereunder.

This condition shall continue until all indebtedness and obligations secured hereby are satisfied, and permission given or election not to foreclose or accelerate said indebtedness by Grantee, its successors or assigns, as to any one such transfer, shall not constitute a waiver of any rights of Grantee, its successors or assigns, as to any subsequent such transfer of title as to which this condition shall remain in full force and effect. The term title as used herein shall mean the estate of Grantor subject to the lien of this Mortgage.

      11. The covenants and agreements herein contained shall bind, and the benefits and advantages thereof shall inure to, the respective heirs, executors, administrators, successors and assigns of Grantor, Grantee and the holders of Senior Debt. Wherever used, the singular number shall include the plural, the plural shall include the singular and the use of any gender shall be applicable to all genders.

      12. This Mortgage is given upon the STATUTORY CONDITION, a breach of which shall be an event of default hereunder. The covenants and agreements set forth herein are in addition to the covenants and agreements set forth in the Statutory Condition.

      13. The Grantee, its heirs, personal representatives, successors and assigns, for breach of any term, condition, covenant or agreement contained or referred to herein or upon breach of the Statutory Condition, shall have the right of foreclosure and any and all other rights and remedies given to a Mortgagee and Secured Party under the law of New Hampshire as of the date hereof or at the time of such breach, including without limitation the STATUTORY POWER OF SALE, which is expressly incorporated herein by reference, to the extent authorized by any present or future law of the State of New Hampshire subject to the limitations set forth in Paragraph 7. This Mortgage is given primarily for a business, commercial or agricultural purpose. Grantor warrants that the loan proceeds secured by this Mortgage will be used for, and this Mortgage is given primarily for, business, commercial or agricultural purposes.

      14. If any obligation or portion of this Mortgage is determined to be invalid or unenforceable under law, it shall not affect the validity or enforcement of the remaining obligations or portions hereof.

      The provisions of this Mortgage regarding subordination and other matters relating to the holders of Senior Debt are for the benefit of the holders of Senior Debt and may be enforced directly by them against the Grantee. The Grantee acknowledges and agrees, by acceptance hereof, that the holders of the Senior Debt have relied upon and will continue to rely upon the subordination provided for herein in entering into the transaction to which they are a party and making the extensions of credit comprising the Senior Debt. The Grantee hereby waives notice of or proof of reliance hereon.
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     IN WITNESS WHEREOF, the undersigned party hereto has caused its duly authorized officer to execute and deliver this Second Mortgage Deed, Security Agreement and Financing Statement as of this 27th day of November, 1996.

SIGNED, SEALED AND DELIVERED
IN THE PRESENCE OF:                      WATERVILLE VALLEY SKI RESORT, INC.


/s/ [Illegible]                          By: /s/ Jeffrey J. Joyce
----------------------------                 ------------------------------
                                         Print Name: Jeffrey J. Joyce
                                                     ----------------------
                                         Its: Vice President
                                              -----------------------------

STATE OF MASSACHUSETTS
COUNTY OF SUFFOLK                       , ss

      On November 27, 1996, personally appeared the above-named Jeffrey J. Joyce, as Vice President of said Waterville Valley Ski Resort, Inc., and acknowledged the foregoing instrument to be his free act and deed in his said capacity, and the free act and deed of said corporation.

                                   Before me,

[NOTARY STAMP]

                                   /s/ Saundra L. O'Malley
                                   ---------------------------------------------
                                   Notary Public/Maine Attorney
                                   Typed or Printed Name: Saundra L. O'Malley